                                                                    EXHIBIT (19)



                               POWER OF ATTORNEY



     The undersigned, being officers and trustees of each of the Van Kampen American Capital Open-End Trusts, as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware business trust, except for the Van Kampen American Capital Pennsylvania Tax Free Income Fund, being a Pennsylvania business trust (individually, a "Trust"), do hereby, in the capacities shown below, individually appoint Dennis J. McDonnell and Ronald A. Nyberg, each of Oakbrook Terrace, Illinois, and each of them, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by each Trust with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.



     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.



Dated: April 15, 1997



                      SIGNATURE                                                TITLE
                      ---------                                                -----
              /s/ FERNANDO SISTO, SC.D.                Trustee
-----------------------------------------------------
                Fernando Sisto, Sc.D.

               /s/ DENNIS J. MCDONNELL                 President and Trustee
-----------------------------------------------------
                 Dennis J. McDonnell

                /s/ J. MILES BRANAGAN                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

               /s/ LINDA HUTTON HEAGY                  Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                 /s/ PHILLIP ROONEY                    Trustee
-----------------------------------------------------
                   Phillip Rooney

                /s/ R. CRAIG KENNEDY                   Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON                    Trustee
-----------------------------------------------------
                   Jack E. Nelson

                 /s/ WAYNE W. WHALEN                   Trustee and Chairman
-----------------------------------------------------
                   Wayne W. Whalen

                                                       Trustee
-----------------------------------------------------
                 Jerome L. Robinson

               /s/ EDWARD C. WOOD III                  Vice President and Chief Financial Officer
-----------------------------------------------------
                 Edward C. Wood III


                                        2
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                                   SCHEDULE 1



 1.  VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST
 2.  VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST
 3.  VAN KAMPEN AMERICAN CAPITAL TRUST
 4.  VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST
     VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME
 5.  FUND
 6.  VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND
 7.  VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND
 8.  VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND
 9.  VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND
10.  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND
11.  VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND
12.  VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND
13.  VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND
14.  VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND
15.  VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND
16.  VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND
17.  VAN KAMPEN AMERICAN CAPITAL HARBOR FUND
18.  VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND
19.  VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
20.  VAN KAMPEN AMERICAN CAPITAL PACE FUND
21.  VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND
22.  VAN KAMPEN AMERICAN CAPITAL RESERVE FUND
23.  VAN KAMPEN AMERICAN CAPITAL SMALL CAPITALIZATION FUND
24.  VAN KAMPEN AMERICAN CAPITAL TAX-EXEMPT TRUST
25.  VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME
26.  VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST
27.  VAN KAMPEN AMERICAN CAPITAL FOREIGN SECURITIES FUND